Stock Awards	12 Months Ended
Dec. 31, 2010
Stock Awards [Abstract]
Stock Awards

7. Stock Awards

We have adopted the Second Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan (the "Equity Incentive Plan"), which authorizes the issuance of common stock options, restricted stock, restricted stock units, deferred stock units, stock appreciation rights, performance units and awards of interests in our Operating Partnership. The Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors. We have reserved 7,441,180 shares of common stock for awards under the Equity Incentive Plan for which 3,716,379 shares remain available for future stock awards as of December 31, 2010. The Equity Incentive Plan contains a limit of 1,000,000 shares as the maximum number of shares of common stock that may be awarded to an individual in any fiscal year. Awards under the Equity Incentive Plan are subject to forfeiture due to termination of employment prior to vesting. In the event of a change in control, outstanding and unvested options will immediately vest, unless otherwise provided in the participant's award or employment agreement, and restricted stock, restricted stock units, deferred stock units and other stock-based awards will vest if so provided in the participant's award agreement. The term of the awards is set by the Compensation Committee, though Incentive Stock Options may not have terms of more than ten years. Forfeited awards are returned to the Equity Incentive Plan and are then available to be re-issued as future awards. For each share of common stock issued by Medical Properties Trust, Inc. pursuant to its equity compensation plans, the Operating Partnership issues a corresponding number of operating partnership units.

We awarded 50,000 common stock options in 2007, with an exercise price and estimated grant date fair values of $12.09 and $1.36 per option, respectively. The options awarded in 2007 vest annually in equal amounts over three years from the date of award and expire in 2012. We use the Black-Scholes pricing model to calculate the fair values of the options awarded. In 2007, the following assumptions were used to derive the fair values: an option term of four years; expected volatility of 28.34%; a weighted average risk-free rate of return of 4.62%; and a dividend yield of 8.93%. The intrinsic value of options exercisable and outstanding at December 31, 2010, is $-0-. No options were granted, exercised, or forfeited in 2010, 2009, or 2008. At December 31, 2010, we had 130,000 options outstanding and exercisable, with a weighted-average exercise price of $10.80 per option. The weighted average remaining contractual term of options exercisable and outstanding is 3.0 years.

Other stock-based awards are in the form of service-based awards and performance-based awards. The service-based awards vest as the employee provides the required service over periods that generally range from three to seven years. Service based awards are valued at the average price per share of common stock on the date of grant. In 2006, 2007, and 2010, the Compensation Committee made awards which vest based on us achieving certain performance levels, stock price levels, total shareholder return or comparison to peer total return indices. The 2010 awards are based on us achieving a simple 9.5% annual total shareholder return over a three year period; however, the award contains both carry forward and carry back provisions through December 31, 2014. The 2006 awards are based on us achieving levels of total shareholder return compared to an industry index.

The 2007 awards were granted under our 2007 Multi-year Incentive Plan ("MIP") adopted by the Compensation Committee and consist of three components: service-based awards, core performance awards ("CPRE"), and superior performance awards ("SPRE"). The service-based awards vest annually and ratably over a seven-year period beginning December 31, 2007. The CPRE awards also vest annually and ratably over the same seven-year period contingent upon our achievement of a simple 9% annual total return to shareholders (pro-rated to 7.5% for the first vesting period ending December 31, 2007). In years in which the annual total return exceeds 9%, the excess return may be used to earn CPRE awards not earned in a prior or future year. SPRE awards were to be earned based on achievement of specified share price thresholds during the period beginning March 1, 2007 through December 31, 2010, and were to vest annually and ratably over the subsequent three-year period (2011-2013). At December 31, 2010, the share price thresholds were not met. However, in accordance with the SPRE award agreements, 33.334% of the SPRE awards were earned as we performed at or above the 50th percentile of all real estate investment trusts included in the Morgan Stanley REIT Index in terms of total return to shareholders over the same period. The other 66.666% of the SPRE awards were deemed forfeited. All unvested 2007 MIP awards provide for payment of dividends and other non-liquidating distributions, except that the SPRE awards, prior to the awards being earned, pay dividends at 20% of the per share dividend amount. The 2007 MIP awards were made in the form of restricted shares and a new class of partnership units in our Operating Partnership ("LTIP units") — see Note 14 for further details . The LTIP units that are earned may eventually be converted, at our election, into either shares of common stock on a one-for-one basis or their equivalent in cash. We have valued our LTIP awards at the same per unit value as a corresponding restricted stock award. We used an independent valuation consultant to assist us in determining the value of the 2007 MIP awards' CPRE and SPRE components using a Monte Carlo simulation. The following assumptions were used to derive the fair values for the SPRE and CPRE, respectively: term — 3.4 years and 6.4 years; expected (implied) volatility 27.00% and 26.00%; risk-free rate of return 4.55% and 4.65%; and, dividends — $1.08 in 2007, $1.10 in 2008, $1.13 in 2009, and 3% annual increase thereafter through 2013. In addition to the SPRE awards noted earlier, 79,287 shares/LTIP units were earned in 2010 under the CPRE award. For 2009, 79,287 shares/LTIP units were earned under the CPRE award, but no SPRE awards were earned.

The following summarizes restricted equity awards activity in 2010 and 2009, respectively:

For the Year Ended December 31, 2010:

	Vesting Based on Service		Vesting Based on Market/Performance Conditions
	Shares	Weighted Average Value at Award Date	Shares	Weighted Average Value at Award Date
Nonvested awards at beginning of the year	962,350	$10.22	1,301,088	$6.90
Awarded	277,680	$10.39	182,600	$9.25
Vested	(454,323)	$9.97	(175,279)	$10.64
Forfeited	(2,402)	$8.66	(480,000)	$3.31

Nonvested awards at end of year	783,305	$10.43	828,409	$8.70

For the Year Ended December 31, 2009:

	Vesting Based on Service		Vesting Based on Market/Performance Conditions
	Shares	Weighted Average Value at Award Date	Shares	Weighted Average Value at Award Date
Nonvested awards at beginning of the year	828,106	$12.24	1,380,375	$7.15
Awarded	441,134	$6.30	—	—
Vested	(299,167)	$10.08	(79,287)	$11.29
Forfeited	(7,723)	$8.16	—	—

Nonvested awards at end of year	962,350	$10.22	1,301,088	$6.90

The value of stock-based awards is charged to compensation expense over the vesting periods. In the years ended December 31, 2010, 2009 and 2008, we recorded $6.6 million, $5.5 million, and $6.4 million respectively, of non-cash compensation expense. The remaining unrecognized cost from restricted equity awards at December 31, 2010, is $9.6 million and will be recognized over a weighted average period of 2.4 years. Restricted equity awards which vested in 2010 had a value of $6.1 million on the vesting dates.